                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant /X/



Filed by a party other than the registrant  / /

Check the appropriate box:
   /X/  Preliminary proxy statement      / /  Confidential, for Use of the
                                              Commission Only (as permitted
                                              by Rule 14a-6(e)(2))
   / /  Definitive proxy statement
   / /  Definitive additional materials
   / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          Shepmyers Investment Company
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

   /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
   / /  $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a- 6(i)(3).
   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)   Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

  (2)   Aggregate number of securities to which transactions applies:

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        -----------------------------------------------------------------------
  (4)   Proposed maximum aggregate value of transaction:
        -----------------------------------------------------------------------
  (5)   Total fee paid:
        -----------------------------------------------------------------------

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)   Amount previously paid:
        -----------------------------------------------------------------------
  (2)   Form, schedule or registration statement no.:
        -----------------------------------------------------------------------
  (3)   Filing party:
        -----------------------------------------------------------------------
  (4)   Date filed:
        -----------------------------------------------------------------------

                          SHEPMYERS INVESTMENT COMPANY
                               Post Office Box 339
                           Hanover, Pennsylvania 17331


                    Notice of Annual Meeting of Shareholders


                                                              March ____, 1996


To the Shareholders of
Shepmyers Investment Company:


     The Annual Meeting of Shareholders of Shepmyers Investment Company (the "Company") will be held on April 26, 1996, at 11:00 A.M. at the offices of Hanover Shoe Farms, Inc., Route 194 South, Hanover, Pennsylvania, for the following purposes:

                       1.       To elect nine directors;

                       2. To approve or disapprove the proposed Advisory Agreement between the Company and Rittenhouse Financial Services, Inc. until April 30, 1997;

                       3. To ratify or reject the selection of Ernst & Young LLP as the Company's independent certified public accountants for the year ending December 31, 1996; and

                       4. To transact such other business as may properly come before the meeting.


     The subjects referred to above are discussed in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on March 22, 1996 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.


                                                     W. Bruce McConnel, III
                                                     Secretary

                          SHEPMYERS INVESTMENT COMPANY
                               Post Office Box 339
                           Hanover, Pennsylvania 17331


                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Shepmyers Investment Company (the "Company") for use at the Annual Meeting of Shareholders, to be held on April 26, 1996 at 11:00 A.M. at the offices of Hanover Shoe Farms, Inc., Route 194 South, Hanover, Pennsylvania, and any adjournment thereof (the "Meeting"). This statement is expected to be mailed to shareholders on or about March ___, 1996.

     Only shareholders of record at the close of business on March 22, 1996 will be entitled to vote at the Meeting. On that date, there were 768,238 shares of the Company's common stock ("Shares") outstanding and entitled to be voted at the Meeting. Each Share is entitled to one vote, except that shareholders have the right to vote cumulatively in the election of directors by multiplying the number of Shares which they are entitled to vote by the number of directors to be elected at the Meeting, and either casting the whole number of such votes for one candidate or distributing them among any two or more candidates. The candidates for election receiving the highest number of votes will be elected directors. Your proxy may be revoked by you at any time prior to its exercise by attending the Meeting and voting in person or by giving written notice of revocation to the Secretary of the Company. Mere presence at the Meeting without such notice will not revoke your proxy.

     The Company will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may be solicited by officers, directors, and regular employees of the Company, personally or by telephone or telegraph.

     The Company's Annual Report, containing financial statements for the year ended December 31, 1995, has been mailed to shareholders. It is not to be regarded as proxy-soliciting material. THE COMPANY WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT BY CALLING INVESTORS TRUST COMPANY AT 1-800-826-5534 OR BY WRITING TO INVESTORS TRUST COMPANY AT 2201 RIDGEWOOD ROAD, #180, WYOMISSING, PENNSYLVANIA 19610, ATTN: ELEANOR J. FRAIN.

                              ELECTION OF DIRECTORS

     At the Meeting, nine directors, constituting the entire Board of Directors, are to be elected. If elected, each director will hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified. The persons named as proxies in the accompanying proxy have been designated by the Board of Directors and intend to vote for the nominees named below, all of whom are presently serving as directors. All of the Company's directors were elected by the shareholders at the Annual Meeting of Shareholders held last year. Paul Frey Spears, a director of the Company, is the son of P. E. Spears, Chairman of the Board and President of the Company. Mr. P. E. Spears owns certificates of deposit issued by Rittenhouse Trust Company ("RTC"), an affiliate of Rittenhouse Financial Services, Inc. ("RFS"), the Company's investment adviser. During the past five years, Mr. R. E. Lemmon, Jr., a director of the Company, owned certificates of deposit issued by RTC.

     The following persons have consented to being nominated and to serve if elected. If any of the nominees should withdraw or otherwise become unavailable for election as a director, the proxies will be voted for such other persons as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors. The proxies shall have full authority and discretion to vote cumulatively for all or as many candidates or substitutes as the proxies so voting shall determine.

                                                                             Principal Occupa-
                                                         Position            tion(s) for the
                                       Director          with the            Past Five Years and
Name                        Age        Since             Company             Current Affiliations
----                        ---        -----             -------             --------------------
P. E. Spears*               71         1954               Chairman            President, Treasurer,
                                                          of the              and Director, Hanover
                                                          Board and           Shoe Farms, Inc.
                                                          President           (Standardbred horse
                                                                              nursery); President,
                                                                              Treasurer, and Director,
                                                                              Standardbred Horse Sales
                                                                              Company (Standardbred
                                                                              horse auctions); Director,
                                                                              Hanover Shoe Farms
                                                                              Foundation, Inc.; President,
                                                                              Garden State Horse Sales
                                                                              Company (Standardbred
                                                                              horse auctions); and President and

                                                                             Principal Occupa-
                                                         Position            tion(s) for the
                                       Director          with the            Past Five Years and
Name                        Age        Since             Company             Current Affiliations
----                        ---        -----             -------             --------------------
                                                                              Director, Lawrence B.
                                                                              Sheppard Foundation,
                                                                              Inc. until December
                                                                              1992.

G. P. King*                 78         1962             Director;             Retired.
                                                        Vice
                                                        President
                                                        and
                                                        Treasurer

L. S. DeVan                 48         1977             Director              Director and Chief
                                                                              Financial Officer,
                                                                              Cyberlab, Inc. (design
                                                                              and manufacture of
                                                                              laboratory automation
                                                                              equipment); Director
                                                                              and Treasurer,
                                                                              Lawrence B. Sheppard
                                                                              Foundation, Inc.;
                                                                              Managing General
                                                                              Partner of Horse
                                                                              Racing and Breeding
                                                                              Partnerships; and Vice
                                                                              President, Municipal
                                                                              Bond Department,
                                                                              Goldman, Sachs & Co.
                                                                              until January 1995.

J. M. Fuss(1)               65         1979             Director              Self-employed -
                                                                              Licensed Battlefield
                                                                              Guide, Gettysburg
                                                                              National Military
                                                                              Park, and accountant,
                                                                              since May 1992; Vice
                                                                              President,
                                                                              Controller, Treasurer,
                                                                              Chief Financial
                                                                              Officer and Secretary
                                                                              C. & J. Clark America,
                                                                              Inc. (formerly The
                                                                              Hanover Shoe, Inc.)
                                                                              until May 1992;
                                                                              Director, Vice
                                                                              President, Treasurer
                                                                              and Secretary C. & J.
                                                                              Clark Retail, Inc.
                                                                              until May 1992;
                                                                              Director, CJC
                                                                              Financial Company
                                                                              until May 1992; and

                                                                             Principal Occupa-
                                                         Position            tion(s) for the
                                       Director          with the            Past Five Years and
Name                        Age        Since             Company             Current Affiliations
----                        ---        -----             -------             --------------------

                                                                              Assistant Treasurer,
                                                                              C. & J. Clark, Inc.
                                                                              and C. & J. Clark
                                                                              North America, Ltd.
                                                                              until May 1992.

R. E. Lemmon, Jr.           49         1994             Director              Controller and
                                                                              Director, Hanover Shoe
                                                                              Farms, Inc.;
                                                                              Controller,
                                                                              Standardbred Horse
                                                                              Sales Company;
                                                                              Treasurer, Garden
                                                                              State Horse Sales
                                                                              Company.

R. P. Myers                 57         1975             Director              Consultant, Veterina-
                                                                              rian Services; Member,
                                                                              Montana Board of
                                                                              Veterinary Medical
                                                                              Examiners; Coroner of
                                                                              Gallatin County,
                                                                              Montana; Secretary,
                                                                              Treasurer and
                                                                              Executive Director of
                                                                              the Montana
                                                                              Veterinarian Medical
                                                                              Association until
                                                                              1993; and Owner and
                                                                              Operator of the M
                                                                              Quarter Circle Live-
                                                                              stock Ranch, Gallatin
                                                                              Gateway, Montana until
                                                                              1991.

P. F. Spears*               43         1993             Director              President/CEO,
                                                                              Digestive Disease
                                                                              Center, Inc.


                                       -5-




J. F. Thompson, III(2)      70         1978             Director              Marketing Specialist,
                                                                              R.J. Reynolds (tobacco
                                                                              company) until 1995.

C. D. Weber(2)              57         1994             Director              President, C.A. Weber
                                                                              Agency, Inc.
                                                                              (insurance agency).




----------
* Messrs. P. E. Spears and King are "interested persons" of the Company as defined in the Investment Company Act of 1940 (the "1940 Act") because they serve as officers of the Company. Mr. P. E. Spears also is an "interested person" of the Company because he owns certificates of deposit issued by RTC. Mr. P. F. Spears is an "interested person" because he is a member of the immediate family of an affiliated person of the Company, Mr. P. E. Spears.

1 Mr. J. M. Fuss serves as a trustee and member of administrative committees for employee benefit plans operated by C.& J. Clark America, Inc., of which RFS is an investment manager.

2 Mr. Thompson serves as a director of:  1) the Visiting
  Nurse Association of Hanover and Spring Grove (a non-profit healthcare services company) ("VNA"), and 2) Hanover Health
  Corporation ("HHC"), and Mr. Weber serves as a director of Hanover General Hospital ("Hanover General") and as vice chairman of HHC. RFS serves as an investment manager for VNA, HHC and Hanover
  General.

     Section 30(f) of the 1940 Act and Section 16(a) of the Exchange Act require the Company's directors and officers, certain affiliated persons of RFS, and persons who own more than ten percent of the Company's shares to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Shares of the Company. Specific due dates have been established and the Company is required to disclose in this Proxy Statement any failure to file by the specific due dates. To the Company's knowledge, all of these filing requirements were satisfied during 1995, except that Robert P. Myers, a director of the Company, did not file on a timely basis one report relating to one acquisition of Shares. In making this disclosure, the Company has relied on copies of reports that were furnished to it and written representations of its directors, officers and RFS.

     The following table sets forth information with respect to Shares beneficially owned on December 31, 1995 by those directors and officers of the Company not listed on page 14 as "Principal Shareholders."


                                          Amount and Nature of
                                          Beneficial Ownership
                                     ------------------------------
                                      Sole Voting     Shared Voting
                                     or Investment    or Investment    Percent
Name                                     Power           Power         of Class
----                                 -------------    -------------    --------

G. P. King ....................          18,510           6,417          3.2%
R. P. Myers ...................          11,204             -0-          1.5%
J. M. Fuss ....................           1,400           5,300           *
P. F. Spears ..................           5,000             -0-           *
C. D. Weber ...................           1,354             200           *
All directors and
officers as a group ...........         119,530         125,012         31.8%

----------
*Less than 1%.

                                   ----------

     W. Bruce McConnel, III (age 53) has served as Secretary to the Company since 1977. He has been a partner in the law firm of Drinker Biddle & Reath since 1977. The law firm receives legal fees as counsel to the Company and as counsel to the Company's investment adviser. Mr. McConnel also serves as Secretary to the Company's investment adviser.

     The Board of Directors met four times during the last fiscal year. All of the directors attended at least 75% of the meetings. The Board has no audit or nominating committees. Officers of the Company are elected by the Board of Directors and serve at its pleasure. Mr. P. E. Spears has served as the Company's President since 1977, and Mr. G. P. King has served as the Company's Vice President and Treasurer since 1977.

     Each director receives an annual retainer of $600 plus $250 for each Board of Directors meeting attended. The Chairman of the Board is paid $15,000 annually and all other officers receive $100 annually. Directors and officers are also reimbursed for their out-of-pocket expenses incurred in attending Board meetings.

     The following table provides information concerning the compensation of each of the Company's directors for services rendered during the Company's fiscal year ended December 31, 1995:

=================================================================================================================
                                                  COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------
                                              Pension or                                           Total(1)
                        Aggregate          Retirement Benefits            Estimated              Compensation
                      Compensation           Accrued as Part            Annual Benefits          From Company
Name of Person        From Company         of Company Expenses          Upon Retirement       And Fund Complex
------------------------------------------------------------------------------------------------------------------
P.E. Spears             $16,600                 None                         None                 $16,600
------------------------------------------------------------------------------------------------------------------
G.P. King                $1,450                 None                         None                  $1,450
------------------------------------------------------------------------------------------------------------------
L.S. DeVan               $1,350                 None                         None                  $1,350
------------------------------------------------------------------------------------------------------------------
J.M. Fuss                $1,600                 None                         None                  $1,600
------------------------------------------------------------------------------------------------------------------
R.E. Lemmon, Jr.         $1,600                 None                         None                  $1,600
------------------------------------------------------------------------------------------------------------------
R.P. Myers               $1,600                 None                         None                  $1,600
------------------------------------------------------------------------------------------------------------------
P.F. Spears              $1,350                 None                         None                  $1,350
------------------------------------------------------------------------------------------------------------------
J.F. Thompson            $1,600                 None                         None                  $1,600
------------------------------------------------------------------------------------------------------------------
C.D. Weber               $1,600                 None                         None                  $1,600
==================================================================================================================


1 "Fund Complex" includes Shepmyers Investment Company and NRM Investment Company, which are advised by RFS.



           APPROVAL OR DISAPPROVAL OF THE PROPOSED ADVISORY AGREEMENT

Background

     At the Meeting, shareholders of the Company will be asked to approve a new investment advisory agreement (the "Proposed Agreement") with RFS. A copy of the Proposed Agreement is attached hereto as Exhibit A. The Proposed Agreement is being submitted to shareholders of the Company for the first time at the Meeting.

     RFS currently serves as the Company's investment adviser under an advisory agreement dated as of April 30, 1985 (the "Agreement"). The Agreement was last extended by vote of the Company's shareholders holding a majority of the outstanding Shares of the Company on April 28, 1995 because the Company's management desired to have shareholders approve the continuation of the Agreement.

     At a meeting of the Company's Board of Directors held on January 29, 1996, RFS proposed that it enter into the Proposed Agreement with the Company removing the provision requiring RFS to furnish the Company's Board of Directors copies of its audited financial statements (including a statement of operations and a balance sheet) within 60 days after the end of RFS's fiscal year. At that meeting, the Company's directors, including a majority of the Company's disinterested directors, voted to approve the Proposed Agreement until April 30, 1997 and to recommend its approval by the shareholders of the Company at the Meeting. The year before, on January 20, 1995, the Company's Board of Directors, including a majority of the Company's disinterested directors, voted to approve the continuation of the Agreement until April 30, 1996. At the time the Agreement was approved on January 20, 1995, and at the time the Proposed Agreement was approved on January 29, 1996, Mr. P. E. Spears owned certificates of deposit issued by RTC.

Board Consideration and Recommendation

     The Board of Directors, including a majority of directors who are not "interested persons" of the Company or RFS, approved the Proposed Agreement on January 29, 1996 after considering information which it deemed relevant, including the nature and quality of the advisory services, the advisory fee, the experience of personnel providing such services, the resources of RFS, and the Company's investment performance and expense ratio in relation to relevant indices.

     The directors considered the terms and conditions of the Agreement and the Proposed Agreement, noting that the Agreement, unlike the Proposed Agreement, requires RFS to furnish to the Board within 60 days after the end of each of its fiscal years copies of its financial statements, including a statement of operations and a balance sheet for the prior fiscal year audited by independent certified public accountants. Further, the directors noted that the Proposed Agreement, like the Agreement: 1) requires RFS to promptly notify the Board in writing if at any time a material decrease in the amount of assets managed by RFS or other material adverse change in its business or financial condition occurs or is reasonably expected to occur, and 2) may be terminated at any time (without the payment of any penalty) on 24 hours notice by the Company. The directors also noted that the advisory fee payable to RFS under the Agreement and the Proposed Agreement is the same. The directors also considered the financial condition of RFS and concluded that, in light of increases in assets under management, there was no foreseeable circumstance reasonably likely to impair its financial ability to provide investment advisory services to the Company under the terms of the Proposed Agreement.

     The approval or disapproval of the Proposed Agreement is being submitted to the Company's shareholders at the Meeting pursuant to the requirements of
Section 15 of the 1940 Act. If the Proposed Agreement is not approved by a majority of the outstanding Shares of the Company, the Board of Directors will reconsider the Company's contractual relationship with RFS.

Description of the Proposed Agreement

     The Proposed Agreement and the Agreement are similar in many respects and provide for the same compensation payable to RFS. The following is a description of the Proposed Agreement, and the significant differences between the Proposed Agreement and the Agreement. As noted, a copy of the Proposed Agreement is attached as Exhibit A. This summary is qualified in its entirety by reference to such Exhibit.

     The Proposed Agreement provides that RFS shall, at its expense, use its own staff and facilities to maintain a continuous review of the Company's portfolio, to determine what securities should be purchased or sold by the Company and what portion of its assets should remain uninvested. In addition, RFS is required at its expense to keep the books and records of the Company; to maintain a continuous record of the Company's portfolio investments; to furnish related reports and other data which the Board may request; and to compute the net asset value of the Company's Shares at such time as the Board may direct. RFS also bears the expense of obtaining portfolio pricing information. RFS is required to furnish the Company, at the Company's expense, with the services of persons whose duties shall include supervising the preparation of (except for the legal and auditing aspects) the Company's public financial statements, reports to shareholders, and any other reports or statements required by regulatory authorities or otherwise, and stenographic, telephone, telegraphic, mailing, and other facilities as the Board may request in connection with the operation of the Company. RFS is not required to give the Company preferential treatment as compared with the treatment given to any other investment company or customer.

     Municipal bonds are normally purchased and sold in principal transactions and brokerage commissions are normally not paid by the Company in connection with its transactions. No commissions were paid by the Company last year. The Proposed Agreement authorizes RFS to recommend and cause the Company to pay brokerage commissions in excess of commissions which might be charged by other brokers, where a determination is made that the amount of commission paid is reasonable in relation to the brokerage and research services provided by the broker to the Company, viewed in terms of the particular transactions or RFS' overall responsibilities with respect to the Company. Brokers are selected on the basis of best execution, price, and availability of securities which meet the Company's investment objectives.

     The Agreement, unlike the Proposed Agreement, provides that RFS will furnish the Company's Board annually with audited financial statements (including a statement of operations and balance sheet). The Agreement and the Proposed Agreement provide that RFS will notify the Board promptly of any material decrease in its assets under management or other material adverse change in its business.

     The Proposed Agreement also provides that RFS shall be liable only for willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations thereunder, and that RFS, subject to the foregoing, shall not be liable for any action taken or omitted in good faith on the advice of counsel, provided that such counsel is satisfactory to the Company. The Proposed Agreement may be terminated at any time without payment of any penalty on 30 days' written notice by RFS and may be terminated by the Company's Board of Directors or by a vote of the holders of a majority of its outstanding shares upon 24 hours' notice. The Proposed Agreement will terminate automatically in the event of its assignment.

     The Proposed Agreement, like the Agreement, provides for the payment of an annual fee to RFS at the flat rate of $25,000, paid monthly. Of this $25,000 annual fee, $6,800 is to be allocated to Raymond J. Keefe for accounting services provided to the Company. The Proposed Agreement provides that the fee will be reduced in any fiscal year of the Company by the amount that the expenses of the Company (including such fee but excluding taxes, brokerage commissions, interest, and extraordinary expenses) exceed the applicable expense limitations imposed by applicable state securities regulations or authorities. The Company has not to date been subject to such expense limitations. During its fiscal year ended December 31, 1995, the Company paid advisory fees to RFS of $25,000, $6,800 of which was paid to Raymond J. Keefe.

     Upon approval of shareholders at the Meeting, the Proposed Agreement will be effective as of April 30, 1996 and will continue in effect until April 30, 1997, and thereafter for successive yearly periods, provided such continuance is specifically approved annually in the manner required by the 1940 Act.

Investment Adviser

     RFS, a registered investment adviser, is located at Two Radnor Corporate Center, Suite 420, 100 Matsonford Road, Radnor, Pennsylvania 19087.

     The name and principal occupation of the principal executive officer and each director of RFS as of February 5, 1996 were as follows: George W. Connell, 621 Pembroke Road, Bryn Mawr, Pennsylvania 19010 (Sole Shareholder, Principal Executive Officer and a director), David Robinson, 1129 South New Street, West Chester, Pennsylvania 19382 (Chief Operating Officer and a director) and Bruce Rosenfield, 132 Fairview Road, Penn Valley, Pennsylvania 19072 (a director).

     W. Bruce McConnel, III, serves as Secretary to RFS and as Secretary to the Company. RFS has advised the Company that it currently exercises investment discretion over advisory accounts having total assets as of January 31, 1996 of approximately $5.9 billion. RFS also performs other financial services to personal and institutional clients.


     RFS also serves as investment adviser to another investment company, NRM Investment Company ("NRM"), which has an investment objective similar to that of the Company. The following table sets forth certain information with respect to
NRM:

                                  Net Assets
                                     as of
     Name of Fund              December 31, 1995    Annual Rate of Advisory Fee
     ------------              -----------------    ---------------------------
NRM Investment Company            $ 17,013,745              $10,000(1)

-------------

(1) RFS provides NRM with investment advisory services on a non- discretionary basis. Its activities are limited to making recommendations with respect to purchases and sales of securities in accordance with NRM's investment policies, its registration statement and the requirements of the 1940 Act and the Internal Revenue Code of 1986. In contrast to these non-discretionary advisory services, the Company's advisory agreement provides that RFS shall, at its expense, use its own staff and facilities to maintain a continuous review of the Company's portfolio, to determine what securities should be purchased or sold by the Company and what portion of its assets should remain uninvested.

                      RELATIONSHIP WITH AND RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     A majority of the members of the Board of Directors who are not "interested persons" of the Company (as defined in the 1940 Act) selected Ernst & Young LLP ("Ernst & Young"), the Company's auditors beginning in 1978, as independent certified public accountants for the Company for the year ending December 31, 1996. The ratification of the selection of independent certified public accountants is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote in favor of ratification. The selection of independent accountants is being submitted for ratification at the Meeting as required by the Securities Exchange Act of 1934. Ernst & Young has informed the Company that it has no material direct or indirect interest in the Company. A representative of Ernst & Young is expected to be present at the Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.


Votes Required for Approval of Matters at the Meeting

     Presence at the Meeting in person or by proxy of the holders of a majority of the Shares of the Company entitled to vote is necessary to constitute a quorum. Under the 1940 Act, approval of the Proposed Agreement at the Meeting requires the affirmative vote of the holders of a "majority of the outstanding Shares" which, as used in this proxy statement, means the lesser of (i) 67% of the Company's voting Shares present at the Meeting if the holders of more than 50% of the outstanding voting Shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding voting Shares. Under Pennsylvania law, a vote cast does not include an abstention or the failure to vote for or against a proposal. Therefore, for purposes of determining the affirmative vote of a "majority of the outstanding Shares," an abstention or the failure to vote, including a broker non-vote, will be the equivalent to voting against approval of the Proposed Agreement. Ratification of the selection of Ernst & Young LLP as the Company's independent certified public accountants at the Meeting will require the affirmative vote of a majority of the Shares cast on the proposal. Under Pennsylvania law, an abstention or the failure to vote for or against the selection of accountants, including a broker non-vote, will not be counted for purposes of determining the affirmative vote of a majority of the votes cast.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information concerning persons known by the Company to own beneficially more than 5% of its Shares on December 31, 1995:

                                                               Amount and Nature of
                                                               Beneficial Ownership
                                                               --------------------

                                         Sole Voting or           Shared Voting or             Percent of
Name and Address                        Investment Power          Investment Power                Class
----------------                        ----------------          ----------------                -----
CoreStates
(Hamilton) Bank                            146,456(1)(a)             98,722(1)(b)                  31.9%
Broad and Chestnut Streets
Philadelphia, PA

First National                              46,456(2)                                               6.0%
Bank of Pennsylvania
Hermitage Square
Hermitage, PA  16148

Paul E. Spears                              75,047                   41,585(3)                     15.2%
106 Oak Street
Hanover, PA

Josephine F. Spears                                                  41,585(4)                      5.4%
106 Oak Street
Hanover, PA

Henrietta Myers Miller                      98,937                   83,660(1)(b)                  23.8%
R.D. #2
Downingtown, PA

Lawrence S. DeVan                            7,015                   71,510(5)                     10.2%
200 Round Hill Road
Greenwich, CT

----------

(1)(a) CoreStates (Hamilton) Bank serves as Trustee U/A dated 2/6/40 executed by H.D. Sheppard for the benefit of Charlotte S. DeVan with respect to 46,456 Shares; and CoreStates (Hamilton) Bank serves as Trustee with Charlotte S. DeVan UDT Lawrence B. Sheppard dated 4/21/59 with respect to 100,000 Shares. CoreStates (Hamilton) Bank has sole voting and investment power over all 146,456 Shares.

(1)(b) Henrietta Myers Miller, Original Trustee, shares voting and investment power with CoreStates (Hamilton) Bank, Successor Trustee to Edna Powl Myers for Robert Clinton Myers, 2nd et al U/A dated 5/7/63 with respect to 83,660 Shares; CoreStates (Hamilton) Bank serves as Trustee U/W of Lawrence B. Sheppard and has shared voting and investment power over 13,602 Shares with Russell C. Williams; and Lawrence S. DeVan has shared voting and investment power over 1,460 shares with CoreStates (Hamilton) Bank.

(2) First National Bank of Pennsylvania is the successor trustee to S.E. Bank N.A. U/A dated 2/6/40 executed by H.D. Sheppard for the benefit of Alma S. Tolhurst. First National Bank of Pennsylvania has sole voting and investment power over all 46,456 Shares.

(3) Paul E. Spears has shared voting and investment power over all 41,585 Shares with his wife, Josephine F. Spears.

(4) Josephine F. Spears has shared voting and investment power over all 41,585 Shares with her husband, Paul E. Spears.

(5) Lawrence S. DeVan has shared investment power over 12,980 and 29,866 of these Shares with his father W. Todd DeVan and his mother Charlotte S. DeVan, respectively, has shared voting and investment power over 1,460 of these Shares with CoreStates (Hamilton) Bank and has shared voting and investment power over 27,204 of these Shares with Provident National Bank.


                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     A shareholder proposal for the Annual Meeting of Shareholders to be held in 1997 must be received by the Company at its principal offices not later than November 29, 1996, in order for the proposal to be included in the Company's proxy materials relating to its next Annual Meeting.


                                  OTHER MATTERS

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Company.

Dated:            March ___, 1996


                  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A
                               ADVISORY AGREEMENT





                                                                  April 30, 1996



Rittenhouse Financial Services, Inc.
Two Radnor Corporate Center
Suite 400
100 Matsonford Road
Radnor, Pennsylvania 19087

Gentlemen:

                  Shepmyers Investment Company, a Pennsylvania corporation (the "Fund"), is an investment company registered under the Investment Company Act of 1940 which invests and reinvests its assets in a portfolio of securities and investments. The Fund hereby engages you to act as its Investment Manager to render investment advisory and administrative services subject to the terms and conditions herein set forth.

SECTION 1.  Investment Management Services.

                  You shall use your staff and other facilities to conduct and maintain a continuous review of the Fund's portfolio of securities and investments, and shall from time to time determine what securities should be purchased or sold by the Fund, what portion of the assets of the Fund should remain uninvested, and the extent to which the Fund should otherwise use its investment powers. In conducting such review and making such determinations, you shall follow the Fund's investment policies as delineated and limited by the statements contained in documents filed with the Securities and Exchange Commission, as amended from time to time, the policies and restrictions set forth in this Agreement or otherwise adopted by the Board of Directors, and the provisions of the Investment Company Act of 1940 and the rules promulgated thereunder, so that at all times the Fund shall be in compliance with its policies and restrictions and the Investment Company Act of 1940. The Fund agrees to supply you with copies of all such documents and to notify you of any changes in its investment policies and restrictions on a timely basis.

                  In rendering such investment management services to the Fund pursuant to this Agreement, you may at your own expense employ, retain or otherwise avail yourself of the services or facilities of other persons or organizations for the purpose of providing you or the Fund with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as you may deem necessary, appropriate or convenient for the discharge of your obligations hereunder or otherwise helpful to the Fund.

                  You and any person performing executive, administrative or trading functions for the Fund whose services were made available to the Fund by you are authorized to recommend that the Fund pay, or cause the Fund to pay, brokerage commissions to any member of a securities exchange or securities broker or dealer which may be in excess of the amount which another member of such an exchange or broker or dealer would have charged for effecting such transaction, if you or such officer or employee determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such term is defined in Section 28(e)(3) of the Securities Exchange Act of 1934 and the rules, regulations and releases of the Securities and Exchange Commission thereunder) provided by such member or broker or dealer with respect to your investment management services hereunder, viewed in terms of either that particular transaction or your overall responsibilities with respect to the Fund.

SECTION 2. Resumes and Reports.

                  You shall at your own expense maintain a continuous record of all the investments and securities which comprise the Fund's portfolio and shall furnish to the Board of Directors of the Fund (the "Board"), at any time it so requests reports with respect to its portfolio in the form prescribed by the Board. You shall also render to the Board, at its regularly scheduled meetings, and at such other times as the Board may request, a report on all matters pertaining to your services as Investment Manager hereunder, in the form prescribed by the Board. In addition, at your own expense you shall furnish the Fund with such reports and other data as the Board shall request, including, without limitation, industry surveys, news of recent developments, statistical data, and such other information as may keep the Board properly informed on developments relating to the Fund's portfolio, or similar data relating to securities which you include in the portfolio of the Fund.

SECTION 3.  Other Duties and Services.

                  You shall at your own expense keep the books and records of the Fund, and on behalf of the Fund shall compute the net asset value, net investment income and tax-exempt interest income of the Fund (in accordance with any instructions of the Board of Directors) at such times as the Board may direct. You may obtain, at your expense, pricing information from brokers, dealers or others to assist you in computing such net asset value. You shall perform such other services as are reasonably incidental to the foregoing duties. You shall furnish to the Fund and to such other persons as the Fund may direct any statements with respect to the net asset value, net investment income and tax-exempt interest income of the Fund, at such times, and in such forms, as the Fund may prescribe.

                  When and if the Board so requests, you shall furnish the Fund at its expense the services of a person or persons satisfactory to the Fund whose duties shall include supervising the preparation of (except for the legal and auditing aspects thereof) the Fund's public financial statements and reports, its reports to shareholders and others, and any statements or reports to regulatory authorities of the United States, or states thereof in which the Fund has qualified its shares for sale.

                  In addition, you shall furnish to the Fund at its expense stenographic, telephone, telegraphic, mailing, and other facilities as the Board may request in connection with the operations of the Fund. It is the intent of this Agreement that through your staff you shall supply at the Fund's expense such services as are deemed by the Board to be necessary or desirable and proper for the continuous operation of the Fund. However, you shall not be required to perform (a) those services customarily performed by the members of the Board;
(b) those services customarily performed by the officers; or (c) those services customarily performed by the custodian, transfer agent, registrar, dividend disbursing agent, independent accountants, broker, dealer or legal counsel.

SECTION 4.  Multiple Capacities.

                  Nothing contained in this Agreement shall be deemed to prohibit you from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. Whenever you shall be required to act in multiple capacities on behalf of the Fund, either under this Agreement or by virtue of this and any other agreement between you and the Fund, you shall maintain the appropriate separate accounts and records for each such capacity. The Fund understands that you may act in one or more capacities on behalf of other investment companies and customers. While information and recommendations supplied to the Fund shall, in your judgment, be appropriate under the circumstances and in light of the investment objective of the Fund, they may be different from the information and recommendations supplied by you to other investment companies and customers. You shall give the Fund equitable treatment under the circumstances in receiving information, recommendations and any other services requested of you, but you shall not be required to give preferential treatment to the Fund as compared with the treatment given to any other investment company or customer. It is agreed that all advice and recommendations will be held in confidence and will be used only with respect to the Fund.

SECTION 5.  Payment of Expenses.

                  Unless otherwise provided herein, you shall assume and pay all of your own costs and expenses incurred in rendering the advisory and other services required to be furnished by you under this Agreement. The Fund agrees to assume and pay, or reimburse you for, its operating expenses, including, without limitation, taxes, interest charges, custodians, transfer agents and registrars and costs incurred in preparing shareholder reports and proxy materials. The Fund will also pay any brokerage commissions on its portfolio transactions.

SECTION 6.  Compensation for Services.

                  As compensation for your services, the Fund will pay to you, on the last business day in each month a monthly fee of $2,083.33. This fee shall be reduced in any fiscal year of the Fund by the amount that the expenses of the Fund, including such fee but excluding taxes, brokerage commissions, interest, and extraordinary expenses, exceed the applicable expense limitations imposed by state securities regulations or authorities. Reductions shall be made at the time of each monthly payment on an estimated basis, if appropriate, and an adjustment to reflect the reduction on an annual basis shall be made, if necessary, in the fee payable with respect to the last month in any fiscal year of the Fund. You shall promptly refund any amount paid in excess of the fee determined to be due for such year.

                  Such compensation for your services as is provided for in this Section shall be the only compensation to which you shall be entitled under this Agreement.

                  If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, your compensation shall be pro rated for such fraction of the month during which this Agreement is in effect.

SECTION 7.  Liability of the Investment Adviser.

                  You shall be liable only for willful misfeasance, bad faith or gross negligence in the performance of your duties or reckless disregard of your obligations under this Agreement, and nothing herein shall protect you against any such liability to the Fund or its shareholders. You shall not be liable for the acts and omissions of any agent (other than a director, officer or employee of yours) employed by you, nor for those of any bank, trust company, broker or other person with whom or into whose hands any moneys, shares of the Fund or securities and investments may be deposited or come, pursuant to the provisions of this Agreement. You shall not be liable for any defects in title of any property acquired, nor for any loss unless it shall occur through your own willful default. Subject to the foregoing, you shall not be liable for any action taken or omitted in good faith on the written advice of counsel, provided that such counsel is satisfactory to the Fund.

SECTION 8.  Additional Covenants.

                  You shall promptly notify the Board in writing if at any time a material decrease in the amount of assets which you manage or other material adverse change in your business or financial condition occurs or is reasonably expected to occur.

SECTION 9.  Termination of Agreement and Assignment.

                  This Agreement may be terminated at any time, without the payment of any penalty, (i) on 30 days' written notice by you or (ii) on 24 hours' notice by the Fund, acting pursuant to a resolution adopted by the Board or by the vote of the holders of a majority of the outstanding shares of the Fund. This Agreement shall automatically terminate in the event of its assignment. Termination shall not affect the rights of the parties which have accrued prior thereto.

SECTION 10.  Duration of Agreement.

                  This Agreement shall be effective April 30, 1996 and, unless sooner terminated, shall continue until April 30, 1997. Thereafter it shall continue for successive yearly periods, provided that such continuance is specifically approved annually in the manner required by the Investment Company Act of 1940.

SECTION 11.  Definition.

                  When used in this Agreement, the term "a majority of the outstanding shares of the Fund" means the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund, and the terms "assignment" and "interested persons" shall have the meanings given such terms in the Investment Company Act of 1940.

SECTION 12.  Concerning Applicable Provisions of Law.

                  This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the Investment Company Act of 1940. To the extent that any provision herein contained conflicts with any such applicable provisions of law, the latter shall control.

                  This Agreement is executed and delivered in Hanover, Pennsylvania, and the laws of the Commonwealth of Pennsylvania shall govern its construction, validity and effect.

                  If the agreement set forth herein is acceptable to you, please so indicate by executing the enclosed copy of this letter and returning the same to the undersigned, whereupon this letter shall constitute a binding agreement between the parties hereto.

                                           Yours very truly,

                                          SHEPMYERS INVESTMENT COMPANY


                                          ------------------------------
                                          Paul E. Spears, President

Accepted:



RITTENHOUSE FINANCIAL SERVICES, INC.

                               [PRELIMINARY COPY]

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                          SHEPMYERS INVESTMENT COMPANY


                  The undersigned hereby appoints Shirley J. Kuhn and James E. Harvey and each of them, attorneys with full power of substitution and revocation, to attend the Annual Meeting of Shareholders of Shepmyers Investment Company on April 26, 1996, and any adjournment thereof (the "Meeting"), and to vote all Shares which the undersigned would be entitled to vote if personally present upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders and related Proxy Statement, and upon such other business as may properly come before the Meeting:

1.       Election of Directors:

                  /  /     FOR all nominees listed below (except as
                           marked to the contrary below)


                  /  /     WITHHOLD AUTHORITY to vote for all
                           nominees listed below

                           INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST
BELOW:

                           P.E. Spears                       R.P. Myers
                           G.P. King                         P.F. Spears
                           L.S. DeVan                        J.F. Thompson, III
                           J.M. Fuss                         C.D. Weber
                           R.E. Lemmon, Jr.

2. Proposal to approve the Proposed Advisory Agreement between the Company and Rittenhouse Financial Services, Inc. in the form attached as Exhibit A to the Proxy Statement:


                  /  /  FOR             /  /  AGAINST             /  /  ABSTAIN

3. Proposal to ratify the selection of Ernst & Young LLP as the Company's independent certified public accountants for the year ending December 31, 1996:


                  /  /  FOR            /  /  AGAINST              /  /  ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON. IN THE ABSENCE OF INSTRUCTIONS, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN THE ELECTION OF DIRECTORS (INCLUDING AUTHORITY TO VOTE CUMULATIVELY) AND WILL BE VOTED FOR PROPOSALS 2, 3 AND 4 ABOVE.


                                             The undersigned hereby revokes any
                                             proxy or proxies heretofore given
                                             to vote such Shares at said
                                             Meeting or any adjournment
                                             thereof.

                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------
                                             Sign here exactly as name(s)
                                             appear on left.


                                             Dated:____________________________



                    PLEASE DATE, SIGN, AND RETURN THIS PROXY
                       IN THE ENCLOSED ADDRESSED ENVELOPE